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                                                                   Exhibit 10(M)

                       SIERRA PACIFIC RESOURCES OPERATING
                         COMPANIES FERC ELECTRIC TARIFF,
                           FIRST REVISED VOLUME NO. 1

                            SERVICE AGREEMENT NO. 102

                                                        Effective:August 4, 2001

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Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No. 102
Open Access Transmission Tariff                                             ---

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                                                                     Page 1 of 4

                         Service Agreement For Long-Term
                    Firm Point-To-Point Transmission Service

1.0  This Service Agreement, dated as of August 3, 2001, is entered
                                         --------------
     into, by and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider") and Las Vegas Cogeneration II, LLC ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (1) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 Renewal of this transmission service will be subject to the preservation of the pre-existing rights held by existing and queued transmission customers at the time of Transmission Customer's application for this service. Additional network upgrades could be necessary to preserve those customers' rights. If necessary, the appropriate share of those costs will be determined in accordance with the Tariff.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

     Transmission Provider:
     ---------------------

          Executive Director, Transmission Services
          Sierra Pacific Power Company
          P.O. Box 10100
          Reno, Nevada 89520

     and/or

          Director, Regional Transmission
          Nevada Power Company
          P.O. Box 230
          Las Vegas, NV 89151

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Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

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                                                                     Page 2 of 4

     Transmission Customer:
     ---------------------

          Las Vegas Cogeneration II, L.L.C.
          1701 East Alexander Road
          North Las Vegas, NV  89030

8.0  The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

     Transmission Provider:
     ---------------------

 By:
    -----------------------------   -----------------------   ------------------
                Name                        Title                   Date

     Transmission Customer:
     ---------------------

 By:
    -----------------------------   -----------------------   ------------------
                Name                        Title                   Date

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Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

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                                                                     Page 3 of 4

                Specifications For Long-Term Firm Point-To-Point
                ------------------------------------------------
                              Transmission Service
                              --------------------

1.0  Term of Transaction: 1 Year

     Start Date: 5-01-02

     Termination Date: 4-30-03

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

     230 MW from LVCogeneration II in Nevada Power Company's control area to Mead 230 KV Substation in WAPA's control area.

3.0     Point of Receipt                               Delivering Party

          LVCogen Sub                          Las Vegas Cogeneration II, L.L.C.

4.0     Point of Delivery                               Receiving Party

     Mead 230 KV Substation                             California ISO

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 230 MW
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6.0  Designation of party(ies) subject to reciprocal service obligation: None
                                                                         ----

7.0  Name(s) of any Intervening Systems providing transmission service: None
                                                                        ----

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

     8.1  Transmission Charge: $1.21/kw-mo.
                               ------------

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

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                             ----

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                                                                     Page 4 of 4

     8.2 System Impact and/or Facilities Study Charge(s): Pending finalization, $10,000 deposit in place.

     8.3 Direct Assignment Facilities Charge: None under this TSA. However, Direct Assignment Facilities will be required to provide the associated interconnection and are defined in the Interconnection & Operation Agreement.

     8.4  Ancillary Services Charges: As negotiated.

     8.5. Power Factor Requirements: As defined in Interconnection and Operation Agreement.

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